UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 8, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Second Amended and Restated EXCO Resources, Inc. Severance Plan.  At its meeting held on November 8, 2006, the Board of Directors of EXCO Resources, Inc. (the “Company”) approved the Second Amended and Restated EXCO Resources, Inc. Severance Plan (the “Severance Plan”).  The Severance Plan amends, restates and replaces the Company’s prior severance plan applicable to all of the Company’s employees in the event of a change of control event. The amendments update the Severance Plan to reflect changes at the Company including the Company now being a publicly-held entity.  The prior version of the Severance Plan was last amended and restated in 2004 when the Company was privately-held.

The Severance Plan provides for the payment of severance equal to one year of an employee’s base salary in the event the employee’s employment is terminated (or there is an adverse change in the employee’s job or compensation, as more specifically described in the Severance Plan) within six months following a change of control (as defined in the Severance Plan) of the Company.  The amendments adopted by the board update and simplify the definition of change of control to reflect the Company’s public trading status and eliminate certain change of control events.  In addition, the prior version of the Severance Plan provided for certain adjustments to the consideration paid to an employee for payments received by the employee upon the sale of Company common stock when it was a privately-held entity.  That adjustment has been eliminated.

Board of Directors Payment Plan.  At its November 8, 2006 meeting, the Board of Directors adopted the 2007 Director Plan of EXCO Resources, Inc. (the “Payment Plan”).  The Payment Plan permits the non-employee directors who receive fees for their service on the board and its committees to make an annual election to receive their fees (i) entirely in cash, (ii) 50% in cash and 50% in Company common stock, or (iii) entirely in Company common stock.  All director fees will be paid on a quarterly basis on the first business day following the end of each fiscal quarter, beginning with the quarter ended December 31, 2006.  Payments in the form of Company common stock will be issued as of the payment date at the closing price of the Company’s common stock on the New York Stock Exchange on that date.

The Payment Plan also provides that upon the appointment or election to the board of a new director, the new director will receive an automatic one-time grant of an option to purchase 50,000 shares of the Company’s common stock, in addition to the other fees they will earn as a director.  The grant date will be the date of appointment or election and the exercise price will be set at the closing price of the Company’s common stock on the New York Stock Exchange.  The option will have a term of ten years, with 25% of the shares subject to the option (12,500 shares) vesting immediately and the balance vesting in equal proportions on the next three anniversary dates.  No shares will vest, and such shares will be forfeited, in any fiscal year in which the director attends less than 75% of the Board meetings held for that fiscal year.  In the event a director ceases to serve for any reason, the unvested shares subject to the option shall be forfeited.  However, this option will be subject to acceleration upon a change of control as defined under the Company’s 2005 Long-Term Incentive Plan.  All shares issuable under the Payment Plan, including pursuant to any option granted thereunder, shall be deemed issued under the terms of the Company’s 2005 Long-Term Incentive Plan.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2006, J. Douglas Ramsey resigned his position as Chief Accounting Officer of the Company.  He will remain as Vice President, Chief Financial Officer and Treasurer.  On November 8, 2006, the Company’s Board of Directors elected Mark E. Wilson, 47, our Vice President and Controller, to the additional position of Chief Accounting Officer of the Company.  Mr. Wilson became Controller and a Vice President of the Company in August 2005.  He began his career in 1980 with Diamond Shamrock Corporation.  Since that time, he has served in controller roles with Maxus Energy Corporation, Snyder Oil Company and Repsol-YPF International.  From September 2000 to August 2005, Mr. Wilson served as Chief Financial Officer of Epoch Holdings Corporation and its predecessor, an investment management and advisory firm.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

At its meeting on November 8, 2006, the Company’s Board of Directors approved an amendment to the Company’s Code of Business Conduct and Ethics for Directors, Officers and Employees (the “Code”).  The amendment requires that any waiver of the Code for non-executive employees must be approved by the Chief Executive Officer and the Audit Committee of the Board of Directors.  Previously, any waiver for non-executive employees could be approved by the Company’s Chief Financial Officer.

Section 8 – Other Events

Item 8.01  Other Events.

At its meeting on November 8, 2006, the Company’s Board of Directors approved an amendment to the Company’s Corporate Governance Guidelines to provide that at any uncontested election of directors, if a director receives a greater number of votes “withheld” from his or her election than votes “for” such a election, such director shall promptly tender his or her resignation following certification of the shareholder vote.  The Nominating and Governance Committee of the Board of Directors shall consider the resignation offer and recommend to the Board of Directors whether to accept the resignation.  The Board of Directors will consider and act on the recommendation within 90 days following certification of the shareholder vote and promptly disseminate a press release disclosing the Board’s decision.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated EXCO Resources, Inc. Severance Plan
10.2	2007 Director Plan of EXCO Resources, Inc.
14.1	Amendment No. 1 to EXCO Resources, Inc. Code of Business Conduct and Ethics for Directors, Officers and Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: November 9, 2006	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Second Amended and Restated EXCO Resources, Inc. Severance Plan
10.2	2007 Director Plan of EXCO Resources, Inc.
14.1	Amendment No. 1 to EXCO Resources, Inc. Code of Business Conduct and Ethics for Directors, Officers and Employees